5079-4

MARCH 31, 2013

ANNUAL REPORT
AND SHAREHOLDER LETTER

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TAX-FREE INCOME

Franklin
California Tax-Free Income Fund

FRANKLIN TEMPLETON
INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Franklin California Tax-Free Income Fund

Your Fund's Goal and Main Investments: Franklin California Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.[1]

Credit Quality Breakdown*

Based on Total Long-Term Investments as of 3/31/13**

AAA	2.6%
AA	37.0%
A	29.3%
BBB	22.1%
Below Investment Grade	7.5%
Not Rated	1.5%

* Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's credit-worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

We are pleased to bring you Franklin California Tax-Free Income Fund's annual report for the fiscal year ended March 31, 2013.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 18.

4 | Annual Report

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growth. California’s 9.4% unemployment rate in March remained well above the 7.6% national rate, but the state’s pace of job creation surpassed the nation’s during much of the period.3 The construction sector and professional and business services sector grew over 12 months, as did most employment sectors.

California’s governor presented a structurally balanced budget proposal in January, reflective of the state’s improving credit quality and economic recovery. Earlier in the reporting period, lawmakers enacted an on-time fiscal year 2013 budget that closed a sizable gap through recurring and one-time spending cuts, temporary taxes and other actions while rebuilding the reserve. The enacted budget required the passage of Proposition 30, an initiative calling for increased income taxes for high-income earners for five years and a temporary increase to the sales tax, with additional revenues dedicated solely to funding education. Voters passed Proposition 30 in November 2012, raising California’s revenue base and avoiding $6 billion in automatic spending cuts to education and public safety. This improved budget situation prompted lawmakers to project a surplus by fiscal year 2014, based on the assumption that future expenditures would grow less rapidly than revenues. Near period-end, lawmakers announced that revenues collected in January 2013 exceeded expectations, reversing disappointing tax revenues at the end of 2012 and indicative of the challenge of the state’s revenue volatility. Also in January, California issued $2 billion in general obligation bonds to finance capital and infrastructure projects and to refund some existing general obligation bonds.

The state’s net tax-supported debt was $2,559 per capita and 6.0% of personal income, compared with the $1,117 and 2.8% national medians.4 Although California’s debt levels ranked among the nation’s highest, independent credit rating agency Standard & Poor’s (S&P) considered them moderate given the state’s large population and budget. S&P raised California’s general obligation bond rating to A from A- during the period, with a stable outlook.5 S&P’s rating and outlook reflected the state’s economic depth and diversity, capacity to attract venture capital, significant presence of the growing biotechnology and alternative energy industries, prominent higher education institutions, innovative businesses, improved budgeting flexibility and cash performance, as well as conservatively structured debt. S&P attributed the stable outlook to the state’s stronger budgetary and cash positions and to the fiscal year 2014 budget proposal to pay down some of the state’s liabilities.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “Median Report: 2012 State Debt Medians Report,” 5/22/12.

5. This does not indicate S&P’s rating of the Fund.

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Municipal Bond Market Overview

For the 12-month period ended March 31, 2013, the municipal bond market produced solid returns. During this period, the Barclays Municipal Bond Index, which tracks investment-grade municipal securities, returned +5.25%.6 In comparison, the Barclays U.S. Treasury Index returned +3.14%.6 The tax-exempt nature of most municipal bond coupon payments included in the Barclays Municipal Bond Index further enhanced the relative strength of municipal bond performance for the period under review.

The municipal market delivered positive performance even though Moody’s Investors Service, S&P and Fitch, the three largest independent municipal bond rating agencies, lowered credit ratings of several municipalities during the review period. In 2012, the agencies collectively issued 1,469 downgrades to 838 upgrades. S&P was the only firm to boost more ratings than it downgraded, whereas Moody’s was the most aggressive, cutting 824 ratings while upgrading 187. Some of the more noteworthy downgrades over the past 12 months included Connecticut, Illinois, Pennsylvania and Puerto Rico. Despite the high number of downgrades during 2012, actual monetary defaults amounted to $2.7 billion, or 0.072% of issues.7 Low default rates have been a characteristic of the municipal bond market since the Great Depression ended.

During the period, investors continued to buy municipal bonds and bond funds at a strong pace. According to the Investment Company Institute, investors committed $49.6 billion in new net purchases to municipal bond funds.8 Concurrent with investors’ appetite for municipal bonds, municipalities throughout the country borrowed for new purposes at the slowest rate since 1997. Strong demand for municipal bonds coupled with low supply drove the municipal market’s positive performance.

Federal Reserve Board (Fed) Chairman Ben Bernanke testified before the Senate Banking Committee on February 26, 2013, and reaffirmed the Fed’s commitment to keeping interest rates low. One of the Fed’s tools used to maintain low rates is the purchase of government and governmental agency debt in the secondary market. The Fed indicated it will maintain its bond-buying strategy “until the outlook for the labor markets has improved substantially.” This continued strategy could help support further demand for municipal bonds.

6. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

7. Source: BofA Merrill Lynch Global Research, “Muni Commentary: Monetary and Fiscal Policy in Flux,” 1/4/13.

8. Source: Investment Company Institute, Washington, DC 2013.

Annual Report | 7

*Does not include short-term investments and other net assets.

After the November elections, discussions about ways to achieve deficit reduction included possibly changing municipal bonds’ tax-exempt status. Investor nervousness about such changes prompted outflows from municipal bond mutual funds in December that reached the highest weekly level since January 2011, according to Lipper Inc. Municipal bond prices fell and their yields rose near the end of 2012. Late on January 1, 2013, Congress agreed to raise income taxes on the wealthiest Americans and defer some federal spending cuts. The bill did not include changes to municipal bonds’ tax-exempt status.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay close to fully invested to help maximize income distribution.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Thank you for your participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

Performance Summary as of 3/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 9

Performance Summary *(continued)*

Performance

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. ***Class A:*** *4.25% maximum initial sales charge;* ***Class C:*** *1% contingent deferred sales charge in first year only;* ***Advisor Class:*** *no sales charges.*

Class A		1-Year	5-Year	10-Year
Cumulative Total Return[1]		+6.89%	+35.63%	+65.29%
Average Annual Total Return[2]		+2.41%	+5.37%	+4.70%
Distribution Rate[3]	3.92%			
Taxable Equivalent Distribution Rate[4]	7.90%			
30-Day Standardized Yield[5]	2.66%			
Taxable Equivalent Yield[4]	5.36%			
Total Annual Operating Expenses[6]	0.57%			
Class C		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+6.32%	+31.97%	+56.41%
Average Annual Total Return[2]		+5.32%	+5.71%	+4.57%
Distribution Rate[3]	3.54%			
Taxable Equivalent Distribution Rate[4]	7.13%			
30-Day Standardized Yield[5]	2.21%			
Taxable Equivalent Yield[4]	4.45%			
Total Annual Operating Expenses[6]	1.13%			
Advisor Class		**1-Year**	**5-Year**	**10-Year**
Cumulative Total Return[1]		+7.00%	+36.30%	+66.86%
Average Annual Total Return[2]		+7.00%	+6.39%	+5.25%
Distribution Rate[3]	4.18%			
Taxable Equivalent Distribution Rate[4]	8.42%			
30-Day Standardized Yield[5]	2.88%			
Taxable Equivalent Yield[4]	5.80%			
Total Annual Operating Expenses[6]	0.48%			

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ***franklintempleton.com*** *or call* ***(800) 342-5236****.*

10 | Annual Report

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Performance Summary *(continued)*

Average Annual Total Return

Advisor Class	3/31/13
1-Year	+7.00%
5-Year	+6.39%
10-Year	+5.25%

Advisor Class (4/1/03–3/31/13)

$20,000
$15,000
$10,000
$5,000
4/03
3/05
3/07
3/09
3/11
3/13
$16,686
$16,299
$12,637
Franklin California Tax-Free Income Fund
Barclays Municipal Bond Index7
CPI7

Endnotes

All investments involve risks, including possible loss of principal. The Fund is likely to be affected by events in California, including economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits, other financial difficulties, and changes in the credit ratings assigned to California issuers. The Fund may be affected by the same types of events in any of the territories in which it invests. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. When interest rates rise, debt security prices generally fall, and debt security prices generally rise when interest rates fall. Securities with longer maturities are generally more sensitive to interest rate changes. A debt security issuer may fail to make interest payments and/or to repay principal when due. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond's issuer, insurer or guarantor, may affect the bond's value. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 3/31/13.
4. Taxable equivalent distribution rate and yield assume the published rates as of 1/8/13 for the maximum combined effective federal and California personal income tax rate of 50.36%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
5. The 30-day standardized yield for the 30 days ended 3/31/13 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.
6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2013 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

12 | Annual Report

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 13

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.57%; C: 1.13%; and Advisor: 0.48%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

14 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

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Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

36 | Annual Report

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 (continued)

Annual Report | 37

Franklin California Tax-Free Income Fund

Statement of Investments, March 31, 2013 *(continued)*

	Principal Amount	Value
Short Term Investments (continued)		
Municipal Bonds (continued)		
California (continued)		
California State GO,		
[c]Kindergarten, Series A2, Daily VRDN and Put, 0.10%, 5/01/34	$ 2,645,000	$ 2,645,000
[c]Kindergarten, Series A3, Daily VRDN and Put, 0.11%, 5/01/34	14,000,000	14,000,000
RAN, Series A-2, 2.5%, 06/20/13	34,000,000	34,172,720
[c]Series A-1, Daily VRDN and Put, 0.11%, 5/01/33	24,000,000	24,000,000
[c]Series A, Sub Series A-2, Daily VRDN and Put, 0.10%, 5/01/33	26,750,000	26,750,000
[c]Series A-3, Daily VRDN and Put, 0.10%, 5/01/33	41,600,000	41,600,000
[c]California Statewide CDA Revenue, John Muir Health, Refunding,		
Series A, Daily VRDN and Put, 0.08%, 8/15/36	5,000,000	5,000,000
Series C, Daily VRDN and Put, 0.10%, 8/15/27	14,750,000	14,750,000
[c]Irvine Ranch Water District GO, ID, Consolidated, Series B, Daily VRDN and Put, 0.14%, 10/01/41	33,050,000	33,050,000
[c]Los Angeles Department of Water and Power Revenue,		
Power System, Refunding, Series B, Sub Series B-1, Weekly VRDN and Put, 0.10%, 7/01/34	73,350,000	73,350,000
Power System, Refunding, Series B, Sub Series B-3, Daily VRDN and Put, 0.15%, 7/01/34	18,100,000	18,100,000
Power System, Refunding, Series B, Sub Series B-6, Daily VRDN and Put, 0.10%, 7/01/34	31,700,000	31,700,000
Power System, Series B, Sub Series B-7, Weekly VRDN and Put, 0.10%, 7/01/34	27,000,000	27,000,000
Water System, Series B, Sub Series B-2, Daily VRDN and Put, 0.12%, 7/01/35	28,500,000	28,500,000
[c]Los Angeles Department of Water and Power Waterworks Revenue, Water System, Refunding, Series B, Sub Series B-4, Weekly VRDN and Put, 0.10%, 7/01/35	44,600,000	44,600,000
[c]Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, Daily VRDN and Put, 0.09%, 7/01/35	36,100,000	36,100,000
[c]Sacramento County Sanitation District Financing Authority Revenue, sub. lien, Sanitation District, Refunding, Series A, Daily VRDN and Put, 0.11%, 12/01/36	9,475,000	9,475,000
Total Short Term Investments (Cost $582,250,633)		582,267,720
Total Investments (Cost $13,469,238,182) 99.0%		14,657,832,572
Other Assets, less Liabilities 1.0%		147,525,656
Net Assets 100.0%		$14,805,358,228

See Abbreviations on page 50.

[a]Security purchased on a when-issued basis.

[b]Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2013, the aggregate value of these securities was $6,106,538, representing 0.04% of net assets.

[c]Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin California Tax-Free Income Fund

Financial Statements

Statement of Assets and Liabilities

March 31, 2013

Assets:	
Investments in securities:	
Cost	$13,469,238,182
Value	$14,657,832,572
Cash	87,228
Receivables:	
Capital shares sold	24,512,048
Interest	165,051,282
Other assets	6,003
Total assets	14,847,489,133
Liabilities:	
Payables:	
Investment securities purchased	14,789,740
Capital shares redeemed	17,177,522
Affiliates	8,984,710
Accrued expenses and other liabilities	1,178,933
Total liabilities	42,130,905
Net assets, at value	$14,805,358,228
Net assets consist of:	
Paid-in capital	$13,755,633,809
Undistributed net investment income	34,362,213
Net unrealized appreciation (depreciation)	1,188,594,390
Accumulated net realized gain (loss)	(173,232,184)
Net assets, at value	$14,805,358,228
Class A:	
Net assets, at value	$12,645,406,334
Shares outstanding	1,685,358,297
Net asset value per share[a]	$7.50
Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.83
Class C:	
Net assets, at value	$ 1,403,409,894
Shares outstanding	187,403,520
Net asset value and maximum offering price per share[a]	$7.49
Advisor Class:	
Net assets, at value	$ 756,542,000
Shares outstanding	100,992,067
Net asset value and maximum offering price per share	$7.49

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

Franklin California Tax-Free Income Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Effective March 5, 2013, all class B shares were converted to class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had

42 | Annual Report

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of March 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Annual Report | 43

Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

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Franklin California Tax-Free Income Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement plan	
Class A	0.10%
Compensation plans	
Class B	0.65%
Class C	0.65%

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Franklin California Tax-Free Income Fund

Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$2,377,745
CDSC retained	$ 255,275

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets.

For the year ended March 31, 2013, the Fund paid transfer agent fees of $3,997,660 of which $1,802,209 was retained by Investor Services.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2013, the Fund's capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:	
2018	$ 108,014
Capital loss carryforwards not subject to expiration:	
Short term	1,855,056
Long term	169,166,728
Total capital loss carryforwards	$171,129,798

During the year ended March 31, 2013, the Fund utilized $19,116,282 of capital loss carryforwards.

The tax character of distributions paid during the years ended March 31, 2013 and 2012 were as follows:

	2013	2012
Distributions paid from tax exempt income	$594,265,096	$645,316,624

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Franklin California Tax-Free Income Fund

Notes to Financial Statements *(continued)*

4. Income Taxes *(continued)*

At March 31, 2013, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$13,462,032,608
Unrealized appreciation	1,227,493,560
Unrealized depreciation	(31,693,596)
Net unrealized appreciation (depreciation)	$ 1,195,799,964
Distributable earnings undistributed tax exempt income	$ 25,054,259

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2013, aggregated $1,585,373,346 and $1,242,299,560, respectively.

6. Credit Risk

At March 31, 2013, the Fund had 7.7% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for

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Franklin California Tax-Free Income Fund

Notes to Financial Statements (continued)

8. CREDIT FACILITY (continued)

temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended March 31, 2013, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2013, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 49

Franklin California Tax-Free Income Fund

Notes to Financial Statements *(continued)*

Abbreviations

Selected Portfolio

ABAG - The Association of Bay Area Governments
ACA - American Capital Access Holdings Inc.
AD - Assessment District
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BART - Bay Area Rapid Transit
BHAC - Berkshire Hathaway Assurance Corp.
CDA - Community Development Authority/Agency
CFD - Community Facilities District
CHFCLP - California Health Facilities Construction Loan Program
COP - Certificate of Participation
CRDA - Community Redevelopment Authority/Agency
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority/Agency
FICO - Financing Corp.
GNMA - Government National Mortgage Association
GO - General Obligation
HFAR - Housing Finance Authority Revenue
ID - Improvement District
IDR - Industrial Development Revenue
MFHR - Multi-Family Housing Revenue
MUD - Municipal Utility District
NATL - National Public Financial Guarantee Corp.
NATL RE - National Public Financial Guarantee Corp. Reinsured
PBA - Public Building Authority
PCFA - Pollution Control Financing Authority
PCR - Pollution Control Revenue
PFA - Public Financing Authority
PFAR - Public Financing Authority Revenue
RAN - Revenue Anticipation Note
RDA - Redevelopment Agency/Authority
RMR - Residential Mortgage Revenue
SFMR - Single Family Mortgage Revenue
UHSD - Unified/Union High School District
USD - Unified/Union School District
XLCA - XL Capital Assurance

50 | Annual Report

Franklin California Tax-Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund (the “Fund”) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 22, 2013

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Franklin California Tax-Free Income Fund

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2013. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2014, shareholders will be notified of amounts for use in preparing their 2013 income tax returns.

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Franklin California Tax-Free Income Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1977	135	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	109	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; Chairman, First responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	135	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 53

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	135	Boeing Capital Corporation (aircraft financing).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	135	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	145	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and **formerly,** John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	109	None

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee and Chairman of the Board	Trustee since 1977 and Chairman of the Board since 2008	135	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

54 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Vice President	Trustee since 1983 and Vice President since 1982	50	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.				
Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 47 of the investment companies in Franklin Templeton Investments.				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 47 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Annual Report | 55

56 | Annual Report

Annual Report | 57

Franklin California Tax-Free Income Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy

58 | Annual Report

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one year ended December 31, 2012, as well as the previous 10 years ended that date in comparison to a performance universe consisting of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest or best performing quintile of its performance universe and on an annualized basis to also be in the highest or best performing quin-tile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest performing quintile of its Lipper performance universe, and on an annualized basis to be in either the highest or second-highest performing quintile of such universe for the previous three-, five- and 10-year periods. The Board expressed its satisfaction with the Fund’s comparative performance as shown in the Lipper report.

Annual Report | 59

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the Fund’s contractual investment management fee rate to be within 5 basis points of its Lipper expense group median, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with the expenses of the Fund in comparison to those of its Lipper expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to

60 | Annual Report

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on the next $7.25 billion of net assets; 0.44% on the next $2.5 billion of net assets; 0.43% on the next $2.5 billion of net assets; 0.42% on the next $2.5 billion of net assets; and thereafter declines by 0.02% for each subsequent $2.5 billion of net assets until it reaches a final breakpoint of 0.36% for assets in excess of $20 billion. The Fund’s net assets were approximately $14.8 billion at December 31, 2012, and the Board believed that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Annual Report | 61

Franklin California Tax-Free Income Fund

Shareholder Information (continued)

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

62 | Annual Report

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | **TAX-FREE INCOME**

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin California Tax-Free Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2013 Franklin Templeton Investments. All rights reserved.

112 A 05/13

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $66,180 for the fiscal year ended March 31, 2013 and $99,936 for the fiscal year ended March 31, 2012.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

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The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,600 for the fiscal year ended March 31, 2013 and $75,000 for the fiscal year ended March 31, 2012. The services for which these fees were paid include technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2013 and $5,048 for the fiscal year ended March 31, 2012. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended March 31, 2013 and $147,402 for the fiscal year ended March 31, 2012. The services for which these fees were paid include preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit

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committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $43,794 for the fiscal year ended March 31, 2013 and $227,450 for the fiscal year ended March 31, 2012.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

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Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

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